UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 23, 2019

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000‑55983	83‑1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568‑5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21,  2019, Meridian Corporation (the “Corporation”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“NASDAQ”) stating that NASDAQ has determined that the Corporation is  not in  compliance with NASDAQ Listing Rule 5250(c)(1) due to the Corporation’s failure to timely file its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2019 with the Securities and Exchange Commission (the “SEC”).

The NASDAQ letter notes that the Corporation is required to submit a  plan to regain compliance with the NASDAQ’s filing requirements for continued listing within 60 calendar days of the date of the NASDAQ notification letter. Upon acceptance of the Corporation’s compliance plan, NASDAQ is  permitted to  grant an extension of  up to  180 days from the Form 10-Q’s filing date for the Corporation to  regain compliance with NASDAQ’s filing requirements for continued listing. The NASDAQ notice has no immediate effect on the listing or trading of the Corporation’s common stock on the NASDAQ Capital Market.

The Corporation anticipates that it will file its Form10-Q with the SEC on or about May 24, 2019 and thereby regain compliance with the NASDAQ continued listing requirements eliminating the need for the Corporation to submit a  formal plan to regain compliance.

Item 5.07.            Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 23, 2019 for the purpose of considering and acting upon the below proposals.

1.	A proposal to elect three (3) directors as “Class B” directors of the Board, to serve a three-year term expiring in 2022.

The shareholders of the Corporation elected the following Class B directors to each serve a three-year term expiring in 2022 by the following vote:

Director Name	Votes For	Votes Withheld
Robert T. Holland	4,657,983	266,200
Denise Lindsay	4,648,315	275,868
George C. Collier	4,176,517	747,666

The following additional directors continued in office after the Annual Meeting:  Christopher J. Annas, Robert M. Casciato, Edward J. Hollin, Anthony M. Imbesi, Kenneth H. Slack.

2.	A proposal to ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2019 by the following vote:

Votes For	Votes Against	Votes Abstained
5,276,252	68,034	27,006

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits.  The following exhibit is furnished herewith:

99.1 Press Release, issued May 23, 2019 by Meridian Corporation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, issued May 23, 2019 by Meridian Corporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: May 23, 2019

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer